                                  Exhibit (10g)


                      REALLOCATION AMENDMENT AND ASSIGNMENT


         THIS REALLOCATION AMENDMENT AND ASSIGNMENT (this "Amendment"), dated as of January 1, 2003 is by and among UNIFI, INC., a New York corporation (the "Parent"), certain Subsidiaries of the Parent (each a "Borrower", and collectively with the Parent, the "Borrowers"), THE PERSONS IDENTIFIED AS THE "EXISTING LENDERS" ON THE SIGNATURE PAGES HERETO (the "Existing Lenders"), THE PERSONS IDENTIFIED AS "REMAINING LENDERS" ON THE SIGNATURE PAGES HERETO (the "Remaining Lenders" and, together with the Existing Lender, the "Lenders") and BANK OF AMERICA, N.A., as Agent for the Lenders (the "Agent").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Credit Agreement dated as of December 7, 2001, as amended (the "Existing Credit Agreement") among the Borrowers, the Existing Lenders and the Agent, the Existing Lenders have extended commitments to make certain credit facilities available to the Borrowers;

         WHEREAS, pursuant to Section 3.2 of the Existing Credit Agreement, the Borrowers, upon timely notice to the Agent and the Lenders, were permitted to permanently reduce the Maximum Revolver Amount;

         WHEREAS, the Borrowers delivered such notice and have elected to reduce the Maximum Revolver Amount to $100,000,000;

         WHEREAS, Comerica Bank desires to assign its Commitment pro rata to the Remaining Lenders; and

         WHEREAS, in connection with such reduction and assignment, the parties hereto have agreed to amend the Existing Credit Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the agreements herein contained and other good and valuable consideration, the parties hereby agree as follows:


                                     PART I
                                   DEFINITIONS

         SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

                  "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

                  "Amendment Effective Date" shall have the meaning set forth in Subpart 4.1.

         SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.


                                     PART II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

         SUBPART 2.1. Amendment to Section 5.2(l). Effective on (and subject to the occurrence of) the Amendment Effective Date, Section 5.2(l) of the Credit Agreement is hereby amended by replacing the proviso therein with the following:

                  Provided, however, that if Availability is $35,000,000 or more at all times during the month, then the Borrowing Base Certificates will be furnished only on a monthly basis as soon as available, but in any event by the 30th day of the following month and concurrently therewith, or more frequently if requested by the Agent, a schedule of Borrower's accounts created, credits given, cash collected and other adjustments to Accounts made since the date of the last such schedule and the related Borrowing Base Certificate.

         SUBPART 2.2. Amendment to Annex A. Effective on (and subject to the occurrence of) the Amendment Effective Date, the definition of "Maximum Inventory Loan Amount" set forth in Annex A of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Maximum Inventory Loan Amount" means $50,000,000.

         SUBPART 2.3. Amendment to Schedule 1.1A. Effective on (and subject to the occurrence of) the Amendment Effective Date, Schedule 1.2 to the Existing Credit Agreement is hereby amended and replaced with a new Schedule 1.2 in the form attached as Schedule 1.2 hereto.


                                    PART III
                           ASSIGNMENTS AND ASSUMPTIONS

         The Existing Lenders hereby sell and assign, without recourse, to the Remaining Lenders, and each Remaining Lender hereby purchases and assumes, without recourse, from the Existing Lenders, effective as of the Amendment Effective Date, such interests in the Existing Lenders' rights and obligations under the Amended Credit Agreement as shall be necessary in order to give effect to the reallocations of the Commitments effected by the amendment to Schedule
1.2 to the Existing Credit Agreement pursuant to Part II, including, without limitation, the Loans, Letters of Credit and other extensions of credit owing to the Existing Lenders which are outstanding on the Amendment Effective Date, together with unpaid interest accrued on the assigned Loans and other extensions of credit to the Amendment Effective Date and the amount, if any, set forth below of the

Fees accrued to the Amendment Effective Date for the account of the Existing Lenders. Each Existing Lender and each Remaining Lender hereby makes and agrees to be bound by all the representations, warranties and agreements set forth in
Section 11.2(c) of the Amended Credit Agreement, a copy of which has been received by each such party. From and after the Amendment Effective Date (i) each Remaining Lender shall be a party to and be bound by the provisions of the Amended Credit Agreement and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Existing Lenders shall, to the extent of the interests assigned by this Amendment, relinquish their rights (other than any rights it may have pursuant to Section 14.11 of the Amended Credit Agreement which will survive) and be released from its obligations under the Amended Credit Agreement. Each Existing Lender represents and warrants to each Remaining Lender that (i) it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim and (ii) it is legally authorized to enter into this Amendment.


                                     PART IV
                           CONDITIONS TO EFFECTIVENESS

         SUBPART 4.1. Amendment Effective Date. This Amendment shall be and become effective as of the date hereof when all of the conditions set forth in this Part IV shall have been satisfied (the "Amendment Effective Date"), and thereafter this Amendment shall be known, and may be referred to, as "Reallocation Amendment and Assignment."

         SUBPART 4.2. Execution of Counterparts of Amendment. The Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrowers, the Agent and the Lenders.

         SUBPART 4.3. Fees and Expenses. The Borrowers shall have paid all fees and expenses of the Agent and the Lenders in connection with this Amendment and the extensions of credit hereunder.


                                     PART V
                                  MISCELLANEOUS

         SUBPART 5.1. Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

         SUBPART 5.2. References in Other Credit Documents. At such time as this Amendment shall become effective pursuant to the terms of Subpart 4.1, all references in the Existing Credit Agreement to the "Credit Agreement" and all references in the other Loan Documents to the "Credit Agreement" shall be deemed to refer to the Amended Credit Agreement.

         SUBPART 5.3. Representations and Warranties of the Borrower. Each Borrower hereby represents and warrants that (a) the conditions precedent to the initial Loans were satisfied as of the Closing Date, (b) the representations and warranties contained in Section 6 of the Existing

Credit Agreement (as amended by this Amendment) are correct in all material respects on and as of the date hereof as though made on and as of such date and after giving effect to the amendments contained herein and (c) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof and after giving effect to the amendments contained herein.

         SUBPART 5.4. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SUBPART 5.5. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

         SUBPART 5.6. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SUBPART 5.7. Assignment Pursuant to the Credit Agreement. Notwithstanding any provision in the Amended Credit Agreement to the contrary, the execution of this Amendment shall constitute an assignment for purposes of
Section 11.2 of the Amended Credit Agreement.


            [The remainder of this page is intentionally left blank.]

         Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:                            UNIFI, INC., a New York corporation
---------

                                      By: WILLIS C. MOORE III
                                          --------------------------------------
                                      Name:  Willis C. Moore III
                                      Title: Executive Vice President & CFO


                                      UNIFI SALES & DISTRIBUTION, INC.,
                                      a North Carolina corporation

                                      By: WILLIS C. MOORE III
                                          --------------------------------------
                                      Name:  Willis C. Moore III
                                      Title: Executive Vice President & CFO


                                      UNIFI MANUFACTURING, INC.,
                                      a North Carolina corporation

                                      By: WILLIS C. MOORE III
                                          --------------------------------------
                                      Name:  Willis C. Moore III
                                      Title: Executive Vice President & CFO


                                      GLENTOUCH YARN COMPANY, LLC,
                                      a North Carolina limited liability company

                                      By: WILLIS C. MOORE III
                                          --------------------------------------
                                      Name:  Willis C. Moore III
                                      Title: Executive Vice President & CFO


                                      UNIFI MANUFACTURING VIRGINIA, LLC,
                                      a North Carolina limited liability company

                                      By: WILLIS C. MOORE III
                                          --------------------------------------
                                      Name:  Willis C. Moore III
                                      Title: Executive Vice President & CFO

                                      UNIFI EXPORT SALES, LLC,
                                      a North Carolina limited liability company

                                      By: WILLIS C. MOORE III
                                          --------------------------------------
                                      Name:  Willis C. Moore III
                                      Title: Executive Vice President & CFO


                                      UNIFI TEXTURED POLYESTER, LLC,
                                      a North Carolina limited liability company

                                      By: WILLIS C. MOORE III
                                          --------------------------------------
                                      Name:  Willis C. Moore III
                                      Title: Executive Vice President & CFO

LENDERS:                              BANK OF AMERICA, N.A.,
-------                               in its capacity as Agent

                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------


                                      BANK OF AMERICA, N.A.,
                                      in its capacity as a Lender, as an
                                      Existing  lender and as a Remaining Lender

                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------


                                      THE CIT GROUP/COMMERCIAL SERVICES, INC., as an Existing Lender and as a Remaining Lender

                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------


                                      CONGRESS FINANCIAL CORPORATION (SOUTHERN), as an Existing lender and as a Remaining Lender

                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------


                                      FLEET CAPITAL CORPORATION,
                                      as an Existing lender and as a Remaining
                                      Lender

                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

                                      FOOTHILL CAPITAL CORPORATION,
                                      as an Existing lender and as a Remaining
                                      Lender

                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------


                                      PNC BUSINESS CREDIT,
                                      as an Existing lender and as a Remaining
                                      Lender

                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------


                                      CITIZENS BUSINESS CREDIT, A DIVISION OF
                                      CITIZENS LEASING CORPORATION, as an
                                      Existing lender and as a Remaining Lender

                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------


                                      COMERICA BANK
                                      as an Existing Lender

                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

                                  Schedule 1.2

                              LENDERS' COMMITMENTS


                                    Revolving                   Pro Rate Share
Lender                              Loan Commitment             (to 3 decimals)
------                              ---------------             ---------------


BANK OF AMERICA, N.A.               $21,428,000                     21.428%

THE CIT GROUP/COMMERCIAL
SERVICES, INC.                      $21,428,000                     21.428%

CONGRESS FINANCIAL
CORPORATION (SOUTHERN)              $14,286,000                     14.286%

FLEET CAPITAL CORPORATION           $14,286,000                     14.286%

FOOTHILL CAPITAL CORPORATION        $10,715,000                     10.715%

PNC BUSINESS CREDIT                 $10,715,000                     10.715%

CITIZENS BUSINESS CREDIT,
A DIVISION OF CITIZENS
LEASING CORPORATION                 $7,142,000                      7.142%